TherapeuticsMD, Inc. 8-K

Exhibit 99.1

FOR INVESTOR PRESENTATION PURPOSES ONLY. Corporate Presentation September 14, 2020

FOR INVESTOR PRESENTATION PURPOSES ONLY. Forward - Looking Statements 2 This presentation by TherapeuticsMD, Inc . (referred to as “we,” “our,” or “the Company”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : the company’s ability to protect the intellectual property related to its products ; the effects of the COVID - 19 pandemic ; the company’s ability to maintain or increase sales of its products ; the company’s ability to develop and commercialize IMVEXXY®, ANNOVERA®, and BIJUVA® and obtain additional financing necessary therefor ; whether the company will be able to comply with the covenants and conditions under its term loan facility ; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of the company’s current or future approved products or preclude the approval of the company’s future drug candidates ; whether the FDA will approve the efficacy supplement for the lower dose of BIJUVA ; the company’s ability to protect its intellectual property, including with respect to the Paragraph IV notice letters the company received regarding IMVEXXY and BIJUVA ; the length, cost and uncertain results of future clinical trials ; the company’s reliance on third parties to conduct its manufacturing, research and development and clinical trials ; the ability of the company’s licensees to commercialize and distribute the company’s products ; the ability of the company’s marketing contractors to market ANNOVERA ; the availability of reimbursement from government authorities and health insurance companies for the company’s products ; the ability to grow the company’s vitaCare patient model ; the ability to grow the company’s vitaCare patient model ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of the company’s common stock and the concentration of power in its stock ownership . This non - promotional presentation is intended for investor audiences only .

FOR INVESTOR PRESENTATION PURPOSES ONLY. Recent Updates ▪ Expanded patent protection for ANNOVERA with two Orange Book eligible patents ▪ U.S. Patent No. 10,765,628 issued on September 8, 2020 and U.S. Patent No. 10,780,047 is scheduled to be issued on September 22, 2020 ▪ Our flagship product, ANNOVERA, reached record high in July with ~1,500 total prescriptions; momentum continuing in August with projected TRx of ~1,900 ▪ Previously delayed launch into Public Health, Department of Defense and Puerto Rico now underway ▪ 6 th telehealth provider now live with ANNOVERA ▪ Menopause portfolio copay card and distribution optimization now underway with goal of improving gross to net (GTN) ▪ Company attending the following Investor Conferences ▪ H.C. Wainwright on September 14 th and Cantor Fitzgerald on September 17 th 3

FOR INVESTOR PRESENTATION PURPOSES ONLY. 4

ANNOVERA Market Opportunity

ANNOVERA is differentiated as it is patient-controlled, procedure-free and long-lasting

	Annovera	IUDs	IMPLANTS	OTHER COMBINATION HORMONAL CONTRACEPTIVES
Patient-controlled	✓			✓
Procedure-free	✓			✓
Long-lasting	✓	✓	✓	

% of Women using prescription contraception by method 18.8 Million women*



Ring 4%
Patch 1%
Injectable 8%
Implant 9%
Oral Contraceptive 48%
IUD 30%

*QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. Long acting reversible contraceptive market includes: Nexplanon/Implanon, Mirena family, Paragard and Liletta. Net sales as reported in company filings

5

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

FOR INVESTOR PRESENTATION PURPOSES ONLY. Key Performance Metrics: ANNOVERA 6 ▪ Projected August TRx ~1,900 ▪ 2Q20 TRx of ~2,400 ▪ Vast majority of patients paying $0 copay ▪ In May, contraceptive visits were down 31% from the Jan/Feb visits** 2Q 2020 TRx to patients ~2,400 # Prescribers w/ TRx ~1,100 Adjudication rate ~99% 670 1170 1530 1900 200 500 800 1100 1400 1700 2000 30-Nov 31-Dec 31-Jan 29-Feb 31-Mar 30-Apr 31-May 30-Jun 31-Jul 31-Aug 73% growth 8 weeks vs previous 8 weeks Ending Week of August 28 th vs previous 8 weeks * ANNOVERA Monthly TRx Data Source: Prescription data per Symphony Health PHAST Data through 8/28/2020 * August projected TRx **IQVIA COVID Market Tracking Reports 28 - Aug*

FOR INVESTOR PRESENTATION PURPOSES ONLY. 7 ▪ Salesforce retrained, new tools enabling effective detailing face to face and virtually due to COVID - 19 ▪ Multichannel Marketing to complement sales efforts and expand to white space ▪ Healthcare provider access improved in August vs July and expected to continue Prescriber Drive depth and breadth of prescribing for ANNOVERA and IMVEXXY in “Hybrid” Reality ▪ ANNOVERA Consumer Campaign launched on July 1 st and we are beginning to see pull through that is expected to accelerate through 1Q21 ▪ IMVEXXY Consumer Campaign “Sex Care is Self Care” launched on August 1 st ; impact expected to begin 4Q20 Accelerate performance trajectory through consumer campaign Launches for ANNOVERA and IMVEXXY ▪ Public Health, Department of Defense and Puerto Rico launch of ANNOVERA reinitiated ▪ Telemedicine platforms beginning to contribute ANNOVERA acceleration across multiple channels 2020 Commercial Priorities Consumer Channel

Top Partners in Key Channels

Annovera® (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day

TXMD Sales Force ~135 Reps and Managers Delivering our Current ANNOVERA Volume

18.8M women on birth control annually

afaxys

Medicaid market
~15% of all contraceptive sales

WSI
WSI PBG, LLC

US Military market
~3% of all contraceptive sales

NURX. SimpleHealth The Pill Club PillPack PlushCare

Telemedicine Platforms
Large/Growing Segment

MBG- Puerto Rico
~$200M in total contraceptive sales

[1]**Data Source:** Symphony Health PHAST Data and Government Reporting for Medicaid and TriCare

All trademarks are the property of their respective owners.

TherapeuticsMD®
FOR INVESTOR PRESENTATION PURPOSES ONLY.
8

FOR INVESTOR PRESENTATION PURPOSES ONLY. 9 Focused on delivering resources and access to the public health sector

FOR INVESTOR PRESENTATION PURPOSES ONLY. 10 Afaxys Overview – Significant Public Health and Contraceptive Experience ▪ #1 Provider of oral & emergency contraceptives to U.S. Public Health and University clinics ▪ 10+ Years of providing reliable and affordable access to contraception ▪ 8,000 Clinics and other public healthcare providers serviced nationwide ▪ 16M Total Oral Contraceptive months of therapy sold (2013 - 2018)

Afaxys Highlights

afaxys
affordable access

Afaxys will be launching ANNOVERA into the Medicaid market: ~15% of the overall birth control market

Medicaid

- Medicaid market represents a significant revenue opportunity with ~15% of the overall birth control market
- 36 States cover ANNOVERA with Unrestricted Medicaid Fee for Service Access
- Working to get on Medi-Cal 4Q 2020 (~16% of national Medicaid population)

Focus slowed due to covid-19

Planned Parenthood Title X, STD Clinics	▪ Focus on all 55 Planned Parenthood Affiliates, 6,000 sites ▪ Approximately half of the clinics have registered to order ANNOVERA
Universities and College Clinics	▪ Cover university and college clinics nationwide ▪ Key demographic for ANNOVERA offering significant opportunity ▪ Launch beginning in September 2020

TherapeuticsMD
FOR INVESTOR PRESENTATION PURPOSES ONLY.
11

FOR INVESTOR PRESENTATION PURPOSES ONLY. 12 Department of Defense: WSI, a pharmaceutical company focused on serving women in the public health system

WSI: A Leader in Contraceptive Sales in the Military

WSI has significant experience working in the Federal Government Healthcare Systems
WSI Previously launched NuvaRing into the military

92 Military bases	▪ Our goal is to have ANNOVERA in all major military treatment facilities that provide contraception services through WSI ▪ 24 bases have placed ANNOVERA on formulary ▪ 13 bases have ordered ANNOVERA
Placed on Joint Deployment Formulary September 2020	▪ Only long-lasting contraceptive that is on the Joint Deployment formulary for women being deployed overseas
In process – VA National Formulary	▪ ~432,000 women of contraception age in the VA

TherapeuticsMD
FOR INVESTOR PRESENTATION PURPOSES ONLY.
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FOR INVESTOR PRESENTATION PURPOSES ONLY. Why is ANNOVERA a Unique Solution for the Military? 14 ▪ Women in the Military are actively on missions in the United States and across the world ▪ Taking a daily pill while out in the field is not easy to do or remember ▪ ANNOVERA, with one ring in a small case, is easy to utilize wherever these women go ▪ Provides a full year of protection ▪ Eliminates the hassle of remembering to take a daily pill and refill your prescription ▪ Procedure - free ▪ Patient - controlled fertility and menses ▪ We believe this offers significant value to women that are deployed

FOR INVESTOR PRESENTATION PURPOSES ONLY. 15 Telehealth Channel

FOR INVESTOR PRESENTATION PURPOSES ONLY. 16 Six Birth Control Telehealth Providers Live ▪ Emerging digital marketing and e - commerce platforms reaching millions of women each year ▪ Over 75,000 units of NuvaRing dispensed in 2019 ANNOVERA is included on 6 telehealth platforms:

FOR INVESTOR PRESENTATION PURPOSES ONLY. 17 ANNOVERA: a Unique Solution for the Online Birth Control Market • Long - lasting contraceptive market net revenue has been growing at ~15% 7 - year CAGR%* • The telemedicine channel for birth control has been accelerating quickly, but until now had no opportunity to enter the long - lasting market. • ANNOVERA offers telehealth platforms the opportunity to compete in the long - lasting contraceptive market because it is the only long - lasting product where no procedure is needed • Long - lasting contraceptive products, like an IUD or implant, require an in - office procedure *Based on annual company filings

FOR INVESTOR PRESENTATION PURPOSES ONLY. 18 Prescriber Interest in ANNOVERA Coupled with a Positive Patient Experience will Drive Continued Growth ▪ HCPs aware of ANNOVERA are interested in learning more (67% aided awareness) 83% of HCPs who are aware of new contraceptive entrants are aware of ANNOVERA (half of those by name) 100% of those HCPs are aware of ANNOVERA are excited to prescribe the product! Early feedback from Healthcare Practitioners on ANNOVERA’s value proposition has been positive** HCPs *Questionnaires were administered and completed at cycle 3 by 1036 of the 1135 subjects enrolled in the Phase 3 trial (91%) and 811 subjects at cycle 13. Merkatz et al. Contraception . 2014;90(5):514 - 521. **C Space Research ▪ After 1 year of use: ▪ Today vast majority of patients have a $0 copay 1,036 women: Phase 3 acceptability study PATIENTS 75% of the women indicated that they would consider using ANNOVERA, even if they had to pay for it 85% of the women indicated that they would consider using ANNOVERA if it were free

FOR INVESTOR PRESENTATION PURPOSES ONLY. Importance of Consumer Awareness and Education 19 ▪ Majority of women know the birth control method they want before seeing their Healthcare Professional ▪ Market is moving to long - lasting contraceptives at a ~15% 7 - year CAGR 1 ▪ ~47% patients rejected IUDs/Implants due to not wanting a procedure 2 ▪ ANNOVERA was developed to meet the needs of women wanting a long - lasting option without the commitment of a procedure 1 Based on company filings 2 Internal research findings

FOR INVESTOR PRESENTATION PURPOSES ONLY. Planned Investment in ANNOVERA Consumer Marketing Remainder of Year Consumer Launch JULY POPSUGAR Media Campaign Influencers OCTOBER PR Campaign & Celebrity Spokesperson Q4 20 SEPTEMBER

FOR INVESTOR PRESENTATION PURPOSES ONLY. 21 POPSUGAR reaches & engages our audience ▪ #1 female lifestyle brand ▪ 300M readers every month ▪ 1 in 2 Millennials (22 - 38 years old) ▪ 33M social followers ▪ 500+ posts a day, supporting site engagement ▪ Reaches more women than all competitor sites ▪ Leader in the healthy living category Our Objective This program is designed to increase reach and awareness for ANNOVERA POPSUGA R Overview – Highly Relevant Content on a Massive Platform Source: Popsugar.com

FOR INVESTOR PRESENTATION PURPOSES ONLY. POPSUGAR Supporting Media Snapshot (currently live) 22 POPSUGAR Display Banners POPSUGAR Homepage Takeover

FOR INVESTOR PRESENTATION PURPOSES ONLY. Influencer Program to Reach Target Audience Objective Work with influencers who have a strong presence with our target audiences to build content that increases awareness of ANNOVERA, showcases its benefits and convinces women to trade up to a better birth - control ANNOVERA Receives - 22 influencers - 45 pieces of content/post EXAMPLE

Influencer Program Structure– Launching in October

Annovera® (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day

Type of influencer	# of influencers	Reach (~# of Followers per Influencer)
Web Celeb	1	2.5MM+
Macro Creator	4	200K+
Mid-Tier	5	80K+
Micro Creator	5	20K+
Nano Creator	7	3K+


Annovera® (segesterone acetate and ethinyl estradiol vaginal system)
Delivers 0.15 mg/0.013 mg per day
Product Overview
Key Messages
Target Demos
Network of Online Influencers

Content Types per influencer

- Insta Photos
- Social Posts (across channels)
- Stories (# of total frames)
- Videos

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

FOR INVESTOR PRESENTATION PURPOSES ONLY. Expectations for a Successful Brand Data Source : Symphony Health PHAST Data 25 Contraception Market Size ANNOVERA Revenue at Different Example Market S hares Time to Achieve 4 - 5% Market Share $5 billion market size 28 million new prescriptions annually 18 million women Lo - Loestrin ~4 years NuvaRing ~5 years 1%: 180K Rx, ~$360M 2%: 360K Rx, ~$720M 3%: 540K Rx, ~$1.1B 4%: 720K Rx, ~$1.4B 5%: 900K Rx, ~$1.8B All trademarks are the property of their respective owners.

FOR INVESTOR PRESENTATION PURPOSES ONLY. 26

27 *The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known. IMVEXXY is “Redefining Relief” ▪ Indicated for moderate to severe dyspareunia, a symptom of VVA, due to menopause ▪ Small, digitally inserted, softgel vaginal insert that dissolves completely ▪ Easy to use without the need for an applicator ▪ Mess - free administration ▪ Use any - time of day ▪ L owest approved doses of estradiol 4 mcg and 10 mcg ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 in clinical studies ▪ PK data - No increase in systemic hormone levels beyond the normal postmenopausal range* ▪ Dose packaging to optimize compliance and convenience 27

FOR INVESTOR PRESENTATION PURPOSES ONLY. 1 1.5 2 2.5 3 28-Aug 21-Aug 14-Aug 7-Aug 31-Jul 24-Jul 17-Jul 10-Jul 3-Jul 26-Jun 19-Jun 12-Jun 5-Jun 29-May 22-May 15-May 8-May 1-May 24-Apr 17-Apr 10-Apr 3-Apr Key Performance Metrics: IMVEXXY Source : Symphony Data Source: Prescription data per Symphony Health PHAST Data through 8/28/2020 IMVEXXY Weekly NRx Thousands 28 22% growth 8 week over 8 week Ending August 28 th 2Q 2020 TRx to patients ~118,000 # Prescribers w/ TRx ~12,000 Overall adjudication rate ~44% ▪ Focus on fills allows for continued revenue growth ▪ Average of 5 fills per patient since launch ▪ Market decline 3% year over year May - July, while IMVEXXY grew 8%, according to Symphony Health ▪ IMVEXXY New RX increased 33% for 8 weeks ended 8/28 /20 over previous 8 weeks setting us up for TRX growth in future months

FOR INVESTOR PRESENTATION PURPOSES ONLY. COVID - 19 Impact on the Menopause Market 29 The VVA market has decreased in volume we believe due to COVID - 19 1,2,3 ▪ GYN visits for less serious events like VVA are down due to COVID - 19, negatively impacting IMVEXXY and the volume for the VVA class of drugs ▪ Commercial insurance receding due to job loss impacting IMVEXXY and BIJUVA volume and net revenue per unit ▪ Lack of elective medical and surgical procedures being done during COVID - 19 restrictions has delayed patients hitting their high deductible insurance threshold ▪ This negatively impacts net revenue per unit for IMVEXXY and BIJUVA ▪ IMVEXXY has been able to keep or grow market share when compared to other VVA products ▪ Menopause portfolio copay card and distribution optimization programs now underway with the goal of improving net revenue per unit ▪ Results expected to begin in 4Q20 1 VVA Market Data Trend by NDC; 2 IQVIA Reports, Monitoring the Impact of COVID - 19 on the Pharmaceutical Market; 3 World Economic Forum, May 2020

Continue to Optimize Net Revenue for IMVEXXY and BIJUVA

Having achieved broad payor coverage,
TXMD to begin normalize patience assistant programs with the goal of increasing net revenue per script

Gross Revenue to Net Revenue
Gross Revenue
(-) Patient Copay Assistance
(-) Wholesale Costs
(-) Pharmacy Discounts
(-) Payor Rebates
(-) Returns, Allowances & Other Accruals
= Net Revenue

Levers to Increase Net Revenue per Unit

1. Increase average net selling price
   a) Improve mix of starter and maintenance packs for IMVEXXY
2. Increase patient copay
   a) Example: $35 with insurance and $75 without insurance
3. Set limits on patients with high deductibles
4. Reduce overall cost of co-pay card (primarily at retail)
5. Negotiated rates with wholesalers, improve as volume increases across TXMD product portfolio
6. Direct sales opportunities that allow TXMD to bypass wholesaler

Co-Pay Card and Distribution optimization has recently started, and we expect positive impact to net revenue to begin in 4Q20

TherapeuticsMD®
FOR INVESTOR PRESENTATION PURPOSES ONLY.
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FOR INVESTOR PRESENTATION PURPOSES ONLY. 31 Women Drive the Discussion and Initiations. IMVEXXY DTC Campaign Motivates Women to Take Action Across Multiple Channels Social Ads Website Display Ads Online Video Player Social Display Rx Edge – In Aisle Search

FOR INVESTOR PRESENTATION PURPOSES ONLY. 32

FOR INVESTOR PRESENTATION PURPOSES ONLY. BIJUVA Monthly TRx 8.43 8.92 9.62 9.11 9.19 9.3 10.84 8 9 10 11 12 JAN FEB MAR APR MAY JUNE JULY Thousands Source: Symphony 2Q 2020 TRx to patients ~27,600 # Prescribers w/ TRx ~4,200 Overall adjudication rate ~56% Key Performance Metrics: BIJUVA 33 Data Source: Prescription data per Symphony Health PHAST Data through 7/31/2020 Maintain Brand Loyalists • Targeted approach with team also supporting Bio - Ignite

Regulation of the Compounding Industry

National Academies of Science, Engineering and Medicine (NASEM)

- Report commissioned by FDA and published on July 1, 2020 looking at bio-identical compounding industry
- NASEM recommendations for stronger regulation and discipline around promotion and dispensing of compounded bio-identical hormones
- NASEM recommendations have been both praised and rebutted by various stakeholders

NASEM Report and Recommendations:
https://www.nap.edu/resource/25791/cBHT%20Consensus%20Study%20Report%20Highlights.pdf
https://www.nap.edu/resource/25791/cBHT%20Recommendations%20Insert.pdf

Link to compounding industry response:
https://anh-usa.org/fda-bioidenticals-are-public-health-concern-ban-likely/

TherapeuticsMD®
FOR INVESTOR PRESENTATION PURPOSES ONLY.
34

FOR INVESTOR PRESENTATION PURPOSES ONLY. Appendix 35

2Q20 Key Metrics

	Annovera	Imvexxy	Bijuva
Net Revenue	~$1.8M	~$5.1M	~$1.4M
Average Net Revenue / Unit:	~$1,332[1]	~$41[2]	~$45[2]
Overall adjudication rate:	~99%	~44%	~56%

[1] Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter
[2] Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter. This reflects a change in methodology from previous "calculated net revenue per unit" which used units sold to patients in the quarter.

TherapeuticsMD®
FOR INVESTOR PRESENTATION PURPOSES ONLY.
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FOR INVESTOR PRESENTATION PURPOSES ONLY. A pharmacy that provides a modernized consumer experience for prescription fulfillment Confidential 37

vitaCare - History



- vitaCare Prescription Services, Inc. is a wholly-owned subsidiary of TherapeuticsMD, Inc.
- TXMD leverages vitaCare to help meet the needs of its patients and prescribers, and ensure continued availability of products to patients
- The vitaCare patient model assists patients in obtaining easy and convenient access to their prescriptions for products at a retail pharmacy of their choice, including via home delivery retail pharmacy options
- As the vitaCare patient model matures following the commercial launches of TXMD's prescription pharmaceutical products, TXMD is considering making the vitaCare patient model available to third party manufacturers and partnering with others to grow vitaCare

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

38

FOR INVESTOR PRESENTATION PURPOSES ONLY. The traditional pharmacy experience is broken. Patients wait in line without knowing if the product is available or what price they will pay Price transparency and affordability Solves payor hurdles and product stocking issues Product delivery to door or available at any local pharmacy Confidential A Pharmacy that Provides a Modernized Consumer Experience for Prescription Fulfillment 39

FOR INVESTOR PRESENTATION PURPOSES ONLY. Traditional Prescription Fill Experience Doctor writes script and sends to pharmacy via EMR 1 Patient goes tos pharmacy 2 3 ▪ Patient waits in line at pharmacy, has no idea what her medicine will cost or if it is in stock ▪ Patient often suffers from sticker shock and blames the doctor or drug maker Prescription drugs – the only industry in the US where you have no idea how much your prescription will cost, if it’s in stock, or what other documentation might be needed to get it. Complicated Process Confidential 40

vitaCare: A New Simple Process


Simple Process

1. Doctor writes script and sends to vitaCare via EMR

2. vitaCare Pharmacy Tech contacts patient, explains cost and fill options based on patient's insurance
   - Patient chooses where to fill prescription and can chose from all major retail pharmacy chains, PBM mail order or PillPak
   - vitaCare transfers the patient's prescription with all necessary paperwork to the pharmacy of patient's choice to be filled knowing the cost of co-pay and where the product is in stock

3. Patient goes to pharmacy and picks up prescription or receives via mail order

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

41

FOR INVESTOR PRESENTATION PURPOSES ONLY. Manufacturers can now manage their business at the pharmacy transaction level. Real - time pharmacy transaction and business intelligence data is now available to the manufacturer. Manufacturers now have access to real - time inventory data throughout the retail supply chain API integrated with key pharmacy partners allowing access to information manufacturers have never had before Manufacturers can manage relationships and contracts with payors in real - time Confidential Empowers manufacturers to manage their product with precision that reaches each script received 42

vitaCare – Key Concepts



- vitaCare is a licensed pharmacy that acts as a datahub (does not adjudicate and fill prescription) enabling a patient to make an educated cost-based decision on where to fill a prescription*

★ No additional steps needed for the prescriber, fully integrated into current prescription process. Available to physicians through EMR, phone or fax

**vitaCare does not hold inventory or offer fulfillment services. vitaCare may provide certain services for cash-pay patients.*

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

43

vitaCare Prescription Services End to End Process


1
Sales message integration
2
vitaCare receives the script, proprietary software details cost efficiencies and solves payor hurdles
3
Omni-channel patient outreach
4
Customizes prescription fulfillment / adherence program to patient preference
5
Data Analytics for Commercial Optimization

TherapeuticsMD®
FOR INVESTOR PRESENTATION PURPOSES ONLY.
44

FOR INVESTOR PRESENTATION PURPOSES ONLY. ▪ vitaCare ensures a seamless product and pharmacy experience for the patient and doctor ▪ Sales training is focused not only on the product, but also how patient access and experience is improved through vitaCare ▪ No additional cost and no additional paperwork for the doctor ▪ Physician simply chooses vitaCare as pharmacy in the EMR 1 Confidential Simple Sales Messaging Integration 45

vitaCare Prescription Services End to End Process


1
Sales message integration
2
vitaCare receives the script, proprietary software details cost efficiencies and solves payor hurdles
3
Omni-channel patient outreach
4
Customizes prescription fulfillment / adherence program to patient preference
5
Data Analytics for Commercial Optimization

TherapeuticsMD®
FOR INVESTOR PRESENTATION PURPOSES ONLY.
46

FOR INVESTOR PRESENTATION PURPOSES ONLY. ▪ vitaCare test adjudicates prescription to check insurance coverage and gather all usable information ▪ Algorithm triages script through various endpoints and provides output detailing the most cost - efficient retail option for the patient to obtain the prescription ▪ CRM automatically manages ongoing patient contact including refill reminders, auto - refill, home delivery, script expirations, product or condition awareness, etc. 2 Confidential vitaCare Receives Script from Doctor 47

vitaCare Prescription Services End to End Process


1
Sales message integration
2
vitaCare receives the script, proprietary software details cost efficiencies and solves payor hurdles
3
Omni-channel patient outreach
4
Customizes prescription fulfillment / adherence program to patient preference
5
Data Analytics for Commercial Optimization

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

48

FOR INVESTOR PRESENTATION PURPOSES ONLY. ▪ vitaCare connects with patient via phone text or email ▪ Reviews cost and coverage details with patient, including retail and mail order pharmacy fulfillment options ▪ Enrolls patient in manufacturer’s affordability program if applicable ▪ Ensures patient visibility to out of pocket cost based on her insurance coverage ▪ Explains importance of adherence – disease state awareness 3 Confidential Omni - Channel Patient Outreach 49

vitaCare Prescription Services End to End Process


1
Sales message integration
2
vitaCare receives the script, proprietary software details cost efficiencies and solves payor hurdles
3
Omni-channel patient outreach
4
Customizes prescription fulfillment / adherence program to patient preference
5
Data Analytics for Commercial Optimization

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

50

FOR INVESTOR PRESENTATION PURPOSES ONLY. ▪ Transfer clean, pharmacist verified prescription to the patient’s pharmacy of choice ▪ Any retail pharmacy ▪ Home delivery ▪ Proprietary CRM software customizes script renewal reminders and future communication set up per patient’s preference ▪ Omni - channel communication available to patient via text, email or phone call 4 Confidential Transfer to pharmacy of patient choice for fulfillment 51

vitaCare Prescription Services End to End Process



1
Sales message integration
2
vitaCare receives the script, proprietary software details cost efficiencies and solves payor hurdles
3
Omni-channel patient outreach
4
Customizes prescription fulfillment / adherence program to patient preference
5
Data Analytics for Commercial Optimization

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

52

FOR INVESTOR PRESENTATION PURPOSES ONLY. ▪ De - identified patient data collected by software populates the sales platform in real - time with customized dashboards ▪ Maximizes the effectiveness of Sales Reps ▪ Deliver the right message to the right HCP at the right time ▪ Proprietary CRM software provides customized, actionable insights on all aspects of sales process ▪ Patient ▪ Prescriber ▪ Payor ▪ Trade ▪ Market access Real - Time Data and Analytics Inform Sales Platform 5 Confidential 53

FOR INVESTOR PRESENTATION PURPOSES ONLY. Patient Benefits Manufacturer Benefits ▪ Price transparency and affordability ▪ Pharmacy services delivered omni - channel ▪ Modernized consumer experience for prescription fulfillment via retail or mail order pharmacy ▪ Additional access to product and disease awareness information ▪ Improved and ongoing care model ▪ Ability to manage business at the transaction level ▪ Improve visibility on prescription fill rates ▪ Improve patient compliance to therapy ▪ Enables patient to opt - into direct communication with manufacturer ▪ Real - time inventory data insights Confidential vitaCare Benefits All Healthcare Constituents 54